Pensions and other post-employment benefit plans	12 Months Ended
Dec. 31, 2025
Pensions and other post-employment benefit plans
Pensions and other post-employment benefit plans

21. Pensions and other post-employment benefit plans

The Company offers post-employment retirement benefits to its employees. The plan is a defined contribution plan with an employer contribution equal to 5% of the employee’s gross salary. The plan is individually funded through an insurance company that offers a guaranteed minimum return.

Belgian legislation requires a company sponsoring a defined contribution plan to guarantee a minimum level of return. If the return obtained on the individual accounts, in our case via the insurance company, is lower than the minimum return defined by the legislation, the employer would be required to make additional contributions to cover the shortfall.

The employee will receive its accrued individual account at retirement, including the potential additional contribution paid by the employer. Typically, these benefits are paid as a lump sum at retirement for tax reasons.

Due to this obligation, a Belgian defined contribution plan is treated as a Defined Benefit plan under IFRS Accounting Standards. An IAS 19 valuation has been performed as at December 31, 2025 and has been concluded that no net liability exists for the Company, the gross liability being equal to the assets of €0.5 million as at December 31, 2025.

The principal assumptions used in determining post-employment benefit obligations for the Group’s plans are shown below:

Assumptions	2025	2024
Discount rate	4.25%	3.40%
Salary increase (incl. inflation)	4.00%	4.00%
Legal minimum rate of return	2.50%	2.50%
Turnover rate	5% until age 55; 0% thereafter	5% until age 55; 0% thereafter
Mortality table (pre-retirement)	MR-5 / FR-5	MR-5 / FR-5

The following table provides the present value of the defined benefit obligation (DBO) and the fair value of the plan assets.

(In thousands of €)	2025	2024
Present value of defined benefit obligation (DBO)	464	255
Fair value of plan assets (FVPA)	(464)	(255)
Net defined benefit liability/(asset)	—	—

The DBO is floored at the value of plan assets due to the legal minimum return guarantee. Therefore, changes in assumptions such as discount rate, inflation, or turnover do not impact the recognized DBO for 2024 and 2025.

The following table presents the reconciliation of the net liability for financial year 2025 and 2024.

(In thousands of €)	2025	2024
Net defined benefit liability at January 1	—	—
Current service cost	249	104
Net interest cost	(4)	(2)
Employer contributions	(254)	(175)
Remeasurements (OCI)	6	73
Net defined benefit liability at December 31	—	—

The below tables present the net benefit expense recognized in profit and loss and in other comprehensive income

(In thousands of €)	2025	2024
Current service cost	249	104
Net interest (expense)/income	(4)	(2)
Total pension costs	245	103

Total pension costs recognized in the statement of profit or loss and are included within ‘Employee benefits expense’, under other employee benefits.

(In thousands of €)	2025	2024
Actuarial loss–experience adjustment	6	73
Total recognized in OCI	6	73